UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2005

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 3, 2005, we issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains disclosure regarding free cash flow, which is defined as cash flows from operating activities less capital expenditures. Our management believes that free cash flow can be a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the amount of cash available to fund such things as equity repurchases, dividends, debt reduction and acquisitions or other strategic investments. In addition, free cash flow is one of the factors used by our management in internal evaluations of the overall performance of our business. Free cash flow, however, is not a measure of financial performance under GAAP, should not be considered a substitute for cash flows from operating activities as determined in accordance with GAAP as a measure of liquidity, and may not be comparable to similarly titled measures reported by other companies. In addition, free cash flow is not a direct measure of cash flow available for discretionary spending, since non-discretionary expenditures, such as debt service, are not deducted from free cash flow.

The press release also contains disclosure regarding organic revenue growth, which is defined as revenue growth excluding the effects of foreign currency fluctuations and acquisitions and divestitures.  Our management believes that this metric can be a useful financial measure for investors in evaluating the normal operating performance of the company for the periods presented because it excludes items that are either not completely under management’s control or not an accurate reflection of the underlying growth of the company.  In addition, organic revenue growth is one of the factors used by our management in internal evaluations of the overall performance of our business.  This metric, however, is not a measure of financial performance under GAAP and should not be considered a substitute for revenue growth as determined in accordance with GAAP.

Refer to the tables included in the press release for the components of our free cash flow and organic revenue growth and for the reconciliations to their most comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

The following exhibit is filed herewith.

1

Exhibit
Number	Description

99.1	Press Release issued March 3, 2005, furnished solely pursuant to Item 2.02 of Form 8-K.

2

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: March 3, 2005	By:	/s/ Patrick J. O'Leary
Patrick J. O’Leary
Executive Vice President Finance, Treasurer and
Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued March 3, 2005, furnished solely pursuant to Item 2.02 of Form 8-K.

E-1